Exhibit 99.2

October 26, 2009 Third Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2008 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through November 9,2009 at (800) 475-6701 in the U.S., access code: 116048, and internationally at (320) 365-3844, access code: 116048. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Third Quarter Highlights Financial Summary Summary Appendices Note: All ’09 and ’08 data, other than as noted, for continuing operations only.

Third Quarter Highlights

Third Quarter Highlights Net sales of $786.2 mm - Down 10.7% versus prior year; constant currency basis down 7.1% - Current downturn continues to affect demand across most product lines, though year over year comparisons are more favorable than in first two quarters Adjusted EBITDA* of $151.1 mm - Down 7.4% versus prior year - Down 3.7% on a constant currency basis Adjusted EBITDA* margin of 19.2% - Improvement over 18.5% margin in Q3 2008 - Most business segments recorded the best margins of the year - Higher volumes and continued cost cutting measures drove significant improvement over Q1 and Q2 2009 Adjusted EPS* of $0.19 - Decrease versus prior year driven primarily by lower volumes across most businesses Free cash flow* of $116.3 mm - Higher Adjusted EBITDA, combined with tight management of capex and working capital, contributed to strong cash flow generation - YTD free cash flow of $201.6 mm * Non-GAAP measure; see reconciliation in the appendix

Third Quarter and Year-to-Date Summary

($M) , except EPS	Third Quarter				Year-to-Date			
			% Change				% Change	
	Yr 2009	Yr 2008	Total	Constant Currency [b]	Yr 2009	Yr 2008	Total	Constant Currency [b]
Continuing Operations:								
Net Sales	786.2	880.8	*(10.7%)*	*(7.1%)*	2,176.6	2,647.8	*(17.8%)*	*(11.2%)*
Adjusted EBITDA [a]	151.1	163.2	*(7.4%)*	*(3.7%)*	385.6	507.5	*(24.0%)*	*(18.5%)*
Adj. EBITDA Margin	*19.2%*	*18.5%*	*0.7 ppt*		*17.7%*	*19.2%*	*(1.5) ppt*	
Net Income (Loss) - as reported	10.2	(4.8)	*312.5%*		7.0	99.5	*(93.0%)*	
EPS (Diluted) - as reported [c]	0.14	(0.06)	*333.3%*		0.09	1.30	*(93.1%)*	
Net Income - as adjusted [d]	14.0	34.7	*(59.7%)*		21.6	129.6	*(83.3%)*	
EPS (Diluted) - as adjusted [d] [e]	0.19	0.45	*(57.8%)*		0.29	1.69	*(82.8%)*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Based on constant currencies. See Appendices.
(c) For the third quarter, Yr 2009 based on share count of 75,520; Yr 2008 based on share count of 74,039.
For the first nine months, Yr 2009 based on share count of 74,372; Yr 2008 based on share count of 76,795.
(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.
(e) The effect of stock-based awards is excluded from as reported EPS for the third quarter of 2008 as it is anti-dilutive. On an as adjusted basis, these awards are dilutive; normalized diluted shares outstanding were 76,867 for the third quarter 2008.

10/26/2009

ROCKWOOD HOLDINGS, INC. 7

Net Sales Growth Third Quarter Year-to-Date ($M) Net Sales % Change ($M) Net Sales % Change Yr 2009 Qtr 3 786.2 Yr 2009 YTD 2,176.6 Yr 2008 Qtr 3 880.8 Yr 2008 YTD 2,647.8 Change (94.6) (10.7%) Change (471.2) (17.8%) Due to (Approx.): Due to (Approx.): Pricing 5.7 0.6% Pricing 67.6 2.6% Currency (32.0) (3.6%) Currency (175.5) (6.6%) Volume/Mix 1 (68.3) (7.8%) Volume/Mix 1 (363.3) (13.7%) 1 Volume includes bolt-on-acquisitions and the venture with Kemira

Results By Segment – Third Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q3 2009 Q3 2008 Total Constant Currency (b) Q3 2009 % Sales Q3 2008 % Sales Total Constant Currency (b) Specialty Chemicals 261.5 319.5 (18.2%) (14.3%) 68.1 26.0% 78.8 24.7% (13.6%) (10.7%) Performance Additives 182.2 223.2 (18.4%) (15.1%) 28.3 15.5% 28.6 12.8% (1.0%) 3.5% Titanium Dioxide Pigments 177.5 140.6 26.2% 29.5% 24.6 13.9% 23.9 17.0% 2.9% 5.4% Advanced Ceramics 108.6 126.4 (14.1%) (10.0%) 31.4 28.9% 38.1 30.1% (17.6%) (13.1%) Specialty Compounds 54.8 68.6 (20.1%) (16.2%) 8.8 16.1% 7.9 11.5% 11.4% 15.2% Corporate and Other 1.6 2.5 (36.0%) (32.0%) (10.1) (14.1) 28.4% 27.0% Total Rockwood - continuing operations $786.2 $880.8 (10.7%) (7.1%) $151.1 19.2% $163.2 18.5% (7.4%) (3.7%) Disc. Operations - Pool & Spa Chemicals - 19.6 (100.0%) (100.0%) - 2.7 13.8% (100.0%) (100.0%) Total Rockwood $786.2 $900.4 (12.7%) (9.1%) $151.1 19.2% $165.9 18.4% (8.9%) (5.3%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Results By Segment – Year-to-Date @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2009 YTD 2008 Total Constant Currency (b) YTD 2009 % Sales YTD 2008 % Sales Total Constant Currency (b) Specialty Chemicals 723.0 966.7 (25.2%) (18.3%) 175.9 24.3% 241.4 25.0% (27.1%) (22.8%) Performance Additives 517.6 676.8 (23.5%) (18.0%) 71.2 13.8% 99.5 14.7% (28.4%) (23.4%) Titanium Dioxide Pigments 480.8 380.8 26.3% 33.8% 65.6 13.6% 60.2 15.8% 9.0% 16.1% Advanced Ceramics 293.6 404.9 (27.5%) (20.4%) 75.3 25.6% 121.5 30.0% (38.0%) (31.5%) Specialty Compounds 157.5 210.8 (25.3%) (18.8%) 25.5 16.2% 26.7 12.7% (4.5%) 1.1% Corporate and Other 4.1 7.8 (47.4%) (41.0%) (27.9) (41.8) 33.3% 30.9% Total Rockwood - continuing operations $2,176.6 $2,647.8 (17.8%) (11.2%) $385.6 17.7% $507.5 19.2% (24.0%) (18.5%) Disc. Operations - Pool & Spa Chemicals - 52.0 (100.0%) (100.0%) - - 5.1 9.8% (100.0%) (100.0%) Total Rockwood $2,176.6 $2,699.8 (19.4%) (12.9%) $385.6 17.7% $512.6 19.0% (24.8%) (19.3%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, lower volumes were partially offset by lower raw material costs and cost control measures. In the Surface Treatment business, lower volumes, particularly in general industrial and automotive applications, were partially offset by higher selling prices, cost control measures and the impact of a bolt-on-acquisition. Productivity measures and price increases were the key factors to achieve higher margins despite lower sales. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Third Quarter 261.5 319.5 (18.2%) (14.3%) 68.1 78.8 (13.6%) (10.7%) Adj. EBITDA Margin 26.0% 24.7% 1.3 ppt Year-to-Date 723.0 966.7 (25.2%) (18.3%) 175.9 241.4 (27.1%) (22.8%) Adj. EBITDA Margin 24.3% 25.0% (0.7) ppt

Performance Additives Lower volumes of construction-related products in the Color Pigments and Services business as well as in the Clay-based Additives business continued to impact results. Adjusted EBITDA was positively impacted by lower raw material costs, cost control measures, higher selling prices and the impact of a bolt-on acquisition in our Color Pigments and Services business. Excluding the negative impact of currency changes, Adjusted EBITDA increased 3.5%. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Third Quarter 182.2 223.2 (18.4%) (15.1%) 28.3 28.6 (1.0%) 3.5% Adj. EBITDA Margin 15.5% 12.8% 2.7 ppt Year-to-Date 517.6 676.8 (23.5%) (18.0%) 71.2 99.5 (28.4%) (23.4%) Adj. EBITDA Margin 13.8% 14.7% (0.9) ppt

Titanium Dioxide Pigments Net sales and Adjusted EBITDA declined excluding the impact of the venture that was completed in September 2008. Lower volumes for titanium dioxide and functional additives had a negative effect on results. Adjusted EBITDA was positively impacted by cost control measures, lower raw material costs, as well as higher selling prices. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Third Quarter 177.5 140.6 26.2% 29.5% 24.6 23.9 2.9% 5.4% Adj. EBITDA Margin 13.9% 17.0% (3.1) ppt Year-to-Date 480.8 380.8 26.3% 33.8% 65.6 60.2 9.0% 16.1% Adj. EBITDA Margin 13.6% 15.8% (2.2) ppt

Advanced Ceramics Lower volumes in all applications, except medical, were partially offset by the impact of cost control measures and a bolt-on acquisition. Considerable effort to control costs has enabled the business to produce an Adjusted EBITDA margin of 28.9%. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Third Quarter 108.6 126.4 (14.1%) (10.0%) 31.4 38.1 (17.6%) (13.1%) Adj. EBITDA Margin 28.9% 30.1% (1.2) ppt Year-to-Date 293.6 404.9 (27.5%) (20.4%) 75.3 121.5 (38.0%) (31.5%) Adj. EBITDA Margin 25.6% 30.0% (4.4) ppt

Specialty Compounds Net sales were down primarily from lower selling prices and lower volumes in most applications, particularly in wire and cable. Lower raw material and other operating costs had a favorable impact on Adjusted EBITDA. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Third Quarter 54.8 68.6 (20.1%) (16.2%) 8.8 7.9 11.4% 15.2% Adj. EBITDA Margin 16.1% 11.5% 4.6 ppt Year-to-Date 157.5 210.8 (25.3%) (18.8%) 25.5 26.7 (4.5%) 1.1% Adj. EBITDA Margin 16.2% 12.7% 3.5 ppt

Progress of Cost Reduction and Restructuring Programs Cost Savings ($M) Year-to-Date Full Year Actual Estimate Incremental Savings 2009 vs. 2008 $115.2 $140.0 Headcount Reduction Sept. ‘08 * Sept. ‘09 Total Headcount 10,710 9,512 - Change (1,198) * Sept. 2008 proforma for acquisitions/divestitures

Financial Summary

Income Statement - Reported ($M) Third Quarter Year-to-Date Yr 2009 Yr 2008 Yr 2009 Yr 2008 Net sales 786.2 880.8 2,176.6 2,647.8 Gross profit 231.2 257.5 616.5 813.3 Gross Profit % 29.4% 29.2% 28.3% 30.7% Operating income 72.6 86.5 149.9 296.7 Operating income % 9.2% 9.8% 6.9% 11.2% Interest expense 1 (54.0) (56.3) (132.6) (139.7) Interest income 0.4 0.6 1.2 4.2 Interest expense, net (53.6) (55.7) (131.4) (135.5) Loss on early extinguishment of debt, net (0.9) - (26.6) - Foreign exchange gain (loss) 2 4.5 (26.5) 15.4 (12.2) Other, net - 0.2 0.4 0.7 Income from continuing operations before taxes $22.6 $4.5 $7.7 $149.7 Income tax provision 13.0 10.3 6.9 50.6 Income (loss) from continuing operations $9.6 $(5.8) $0.8 $99.1 (Loss) income from discontinued operations, net of tax (0.1) 1.5 3.3 2.9 Net income (loss) $9.5 $(4.3) $4.1 $102.0 Net loss attributable to noncontrolling interest 0.6 1.0 6.2 0.4 Net income (loss) attributable to Rockwood Holdings, Inc. $10.1 $(3.3) $10.3 $102.4 Amounts attributable to Rockwood Holdings, Inc.: Income (loss) from continuing operations 10.2 (4.8) 7.0 99.5 (Loss) income from discontinued operations (0.1) 1.5 3.3 2.9 Net income (loss) $10.1 $(3.3) $10.3 $102.4 1 Interest expense includes: Interest expense on debt (51.1) (43.9) (127.7) (125.8) Mark-to market (losses) gains on interest rate swaps (1.3) (10.0) 1.3 (6.8) Deferred financing costs (1.6) (2.4) (6.2) (7.1) Total $(54.0) $(56.3) $(132.6) $(139.7) 2 Impact related to non-operating Euro-denominated transactions

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 2009 2008 Net income (loss) attributable to Rockwood Holdings, Inc. 10.1 (3.3) 10.3 102.4 Net loss attributable to noncontrolling interest (0.6) (1.0) (6.2) (0.4) Net income (loss) 9.5 (4.3) 4.1 102.0 Income tax provision 13.0 10.3 6.9 50.6 (Loss) income from discontinued operations, net of tax 0.1 (1.5) (3.3) (2.9) Income from continuing operations before taxes 22.6 4.5 7.7 149.7 Interest expense, net 53.6 55.7 131.4 135.5 Depreciation and amortization 71.5 65.6 208.5 190.6 Sub-Total 147.7 125.8 347.6 475.8 Restructuring and other severance costs 4.2 3.4 16.0 5.7 Systems/organization establishment expenses 2.4 3.7 5.5 7.1 Inventory write-up charges - 3.7 - 4.2 Loss on early extinguishment of debt, net 0.9 - 26.6 - Gain on sale of assets and other (0.4) (2.7) (0.3) (1.8) Acquired in-process research and development - 2.8 - 2.8 Foreign exchange (gain) loss, net (4.5) 26.5 (15.4) 12.2 Other 0.8 - 5.6 1.5 Adjusted EBITDA from continuing operations $151.1 $163.2 $385.6 $507.5 Discontinued Operations - Pool & Spa Chemicals - 2.7 - 5.1 Total Adjusted EBITDA $151.1 $165.9 $385.6 $512.6 Year-to-Date Third Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $10.2 $0.14 $7.0 $0.09 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.2 0.04 12.5 0.17 Mark-to-market swap loss 1.0 0.01 - - Systems/organization establishment expenses 1.6 0.02 3.8 0.05 Loss on early extinguishment of debt, net 0.7 0.01 19.4 0.26 Tax allocation from other comprehensive income 1.3 0.02 - - Other 0.7 0.01 4.3 0.06 Subtotal 8.5 0.11 40.0 0.54 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (3.3) (0.04) (19.8) (0.27) Impact of tax rate changes (1.1) (0.02) (1.9) (0.03) Gains on asset sales and other (0.3) - (0.2) - Tax allocation from other comprehensive income - - (0.3) - Mark-to-market swap gain - - (3.2) (0.04) Subtotal (4.7) (0.06) (25.4) (0.34) Total adjustments 3.8 0.05 14.6 0.20 As adjusted $14.0 $0.19 $21.6 $0.29 Weighted average number of diluted shares outstanding 75,520 74,372 Year-to-Date 2009 Third Quarter 2009

Tax Provision Reconciliation – Third Quarter 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) 2 Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $22.6 $13.0 $0.6 $10.2 Adjustments to expenses from continuing operations: Restructuring and other severance costs 4.2 1.0 3.2 Mark-to-market swap loss 1 1.3 0.3 1.0 Systems/organization establishment expenses 2.4 0.5 (0.3) 1.6 Loss on early extinguishment of debt, net 0.9 0.2 0.7 Tax allocation from other comprehensive income (1.3) 1.3 Other 0.8 0.1 0.7 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (4.5) (1.2) (3.3) Impact of tax rate changes 1.1 (1.1) Gains on asset sales and other (0.4) (0.1) (0.3) As adjusted $27.3 $13.6 $0.3 $14.0 1 MTM gain / loss in the US is not tax effected because of valuation allowances. 2 Tax provision affected by domestic losses that are not tax benefitted. Third Quarter 2009

Consolidated Net Debt

($M)	March 31, 2009 as reported	March 31, 2009 Covenant (proforma)[3]	June 30, 2009 as reported	June 30, 2009 Covenant	September 30, 2009 as reported	September 30, 2009 Covenant
Balance Sheet FX-Rate	*1.33*	*1.42*	*1.40*	*1.37*	*1.46*	*1.35*
LTM Adj EBITDA - as reported	**$578.8**	**$578.8**	**$529.0**	**$529.0**	**$517.0**	**$517.0**
Acquisition related and other adjustments[1]		48.1		32.0		8.8
LTM Adj EBITDA - for covenant purposes	**$578.8**	**$626.9**	**$529.0**	**$561.0**	**$517.0**	**$525.7**
Net Debt[2]						
TiO2 Venture Revolver	-	-	-	-	14.6	13.5
Rockwood Term Loans	1,486.8	1,516.5	1,510.7	1,501.2	1,516.5	1,483.5
TiO2 Venture Term Loan	331.3	355.6	343.8	336.2	358.7	331.8
Assumed Debt	101.9	106.2	104.2	98.1	106.7	96.0
Sr. Sub.Notes 2014	666.1		551.0		566.1	
Total Debt	**$2,586.0**	**$1,978.3**	**$2,509.7**	**$1,935.6**	**$2,562.7**	**$1,924.8**
Cash	(327.1)	(100.0)	(203.0)	(100.0)	(287.8)	(100.0)
Net Debt	**$2,258.9**	**$1,878.3**	**$2,306.7**	**$1,835.6**	**$2,274.9**	**$1,824.8**
Covenant - as calculated		**3.00 x**		**3.27 x**		**3.47 x**
Covenant - with full cash		**2.63 x**		**3.09 x**		**3.11 x**
Covenant per Credit Agreement		4.40 x		4.40 x		4.40 x

1) Including proforma Adjusted EBITDA as well as anticipated synergies for the acquired businesses.
2) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.
3) March proforma calculation for Amendment completed on June 15, 2009.

10/26/2009

ROCKWOOD HOLDINGS, INC. 22

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on senior debt only not to exceed 4.4x Rockwood at 3.1x at Sept. 30 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) Third Quarter 2009 Year-to-Date 2009 Adjusted EBITDA $151.1 $385.6 WC Change (a) 58.7 76.2 Cash Taxes (b) (7.8) (18.4) Cash Interest (c) (50.6) (126.4) Cash From Operating Activities (d) $151.4 $317.0 CAPEX (e) (35.1) (115.4) Free Cash Flow $116.3 $201.6 (a) (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) Excludes $12.8mm for the third quarter and $42.5mm for the first nine months of non-recurring and other, net (primarily restructuring). (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 2009 2008 Net income (loss) attributable to Rockwood Holdings, Inc. 10.1 (3.3) 10.3 102.4 Net loss attributable to noncontrolling interest (0.6) (1.0) (6.2) (0.4) Net income (loss) 9.5 (4.3) 4.1 102.0 Income tax provision 13.0 10.3 6.9 50.6 (Loss) income from discontinued operations, net of tax 0.1 (1.5) (3.3) (2.9) Income from continuing operations before taxes 22.6 4.5 7.7 149.7 Interest expense 54.0 56.3 132.6 139.7 Interest income (0.4) (0.6) (1.2) (4.2) Depreciation and amortization 71.5 65.6 208.5 190.6 Restructuring and other severance costs 4.2 3.4 16.0 5.7 Systems/organization establishment expenses 2.4 3.7 5.5 7.1 Inventory write-up charges - 3.7 - 4.2 Loss on early extinguishment of debt, net 0.9 - 26.6 - Gain on sale of assets and other (0.4) (2.7) (0.3) (1.8) Acquired in-process research and development - 2.8 - 2.8 Foreign exchange (gain) loss, net (4.5) 26.5 (15.4) 12.2 Other 0.8 - 5.6 1.5 Adjusted EBITDA from continuing operations $151.1 $163.2 $385.6 $507.5 Discontinued Operations - Pool & Spa Chemicals - 2.7 - 5.1 Total Adjusted EBITDA $151.1 $165.9 $385.6 $512.6 Year-to-Date Third Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Third Quarter

($M) Third Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**33.4**	**2.0**	**(2.5)**	**8.0**	**2.7**	**(21.0)**	**22.6**
Interest expense	18.9	8.4	6.5	10.0	2.8	7.4	54.0
Interest income	(0.2)	0.1	(0.1)	(0.3)	-	0.1	(0.4)
Depreciation and amortization	18.3	15.9	19.5	13.4	3.0	1.4	71.5
Restructuring and other severance costs	2.3	1.0	0.1	0.7	0.1	-	4.2
Systems/organization establishment expenses	0.2	0.6	1.1	0.1	-	0.4	2.4
Loss (gain) on early extinguishment of debt, net	1.1	0.2	-	0.3	0.1	(0.8)	0.9
Gain on sale of assets and other	(0.4)	-	-	-	-	-	(0.4)
Foreign exchange (gain) loss, net	(5.4)	(0.1)	-	(0.8)	-	1.8	(4.5)
Other	(0.1)	0.2	-	-	0.1	0.6	0.8
Adjusted EBITDA	**$68.1**	**$28.3**	**$24.6**	**$31.4**	**$8.8**	**$(10.1)**	**$151.1**

Third Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**44.5**	**(5.2)**	**(1.5)**	**17.0**	**2.5**	**(52.8)**	**4.5**
Interest expense	14.6	7.8	8.6	8.5	2.3	14.5	56.3
Interest income	1.0	1.0	(0.1)	0.1	(0.1)	(2.5)	(0.6)
Depreciation and amortization	17.8	17.2	14.3	11.8	2.6	1.9	65.6
Restructuring and other severance costs	0.6	1.6	-	0.4	0.4	0.4	3.4
Systems/organization establishment expenses	0.6	1.4	0.7	0.1	0.1	0.8	3.7
Inventory write-up charges	0.1	1.5	2.1	-	-	-	3.7
Gain (loss) on sale of assets and other	(0.5)	-	-	0.1	-	(2.3)	(2.7)
Acquired in-process research and development	-	2.8	-	-	-	-	2.8
Foreign exchange loss (gain), net	0.3	0.3	(0.1)	0.2	-	25.8	26.5
Other	(0.2)	0.2	(0.1)	(0.1)	0.1	0.1	-
Adjusted EBITDA	**$78.8**	**$28.6**	**$23.9**	**$38.1**	**$7.9**	**$(14.1)**	**$163.2**
Disc. Operations - Pool & Spa Chemicals	-	2.7	-	-	-	-	2.7
Total Adjusted EBITDA	**$78.8**	**$31.3**	**$23.9**	**$38.1**	**$7.9**	**$(14.1)**	**$165.9**

10/26/2009

ROCKWOOD HOLDINGS, INC.

27

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Year-to-Date

($M) Year-to-Date 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**59.7**	**(8.6)**	**(14.2)**	**(1.5)**	**8.7**	**(36.4)**	**7.7**
Interest expense	49.5	22.7	21.4	26.3	7.4	5.3	132.6
Interest income	(0.9)	0.3	(0.4)	(0.4)	-	0.2	(1.2)
Depreciation and amortization	54.9	46.4	56.2	38.1	8.3	4.6	208.5
Restructuring and other severance costs	4.4	5.6	0.1	5.5	0.2	0.2	16.0
Systems/organization establishment expenses	0.6	1.7	2.5	0.3	-	0.4	5.5
Loss on early extinguishment of debt, net	11.6	2.4	-	7.2	0.8	4.6	26.6
Gain on sale of assets and other	(0.3)	-	-	-	-	-	(0.3)
Foreign exchange gain, net	(6.0)	-	-	(0.2)	-	(9.2)	(15.4)
Other	2.4	0.7	-	-	0.1	2.4	5.6
Adjusted EBITDA	**$175.9**	**$71.2**	**$65.6**	**$75.3**	**$25.5**	**$(27.9)**	**$385.6**

Year-to-Date 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**148.7**	**13.1**	**(9.0)**	**59.2**	**10.8**	**(73.1)**	**149.7**
Interest expense	41.0	22.6	26.6	26.4	6.9	16.2	139.7
Interest income	(0.9)	1.1	(0.1)	(0.1)	(0.4)	(3.8)	(4.2)
Depreciation and amortization	51.0	50.9	39.3	35.6	8.3	5.5	190.6
Restructuring and other severance costs	0.8	3.2	-	0.9	0.4	0.4	5.7
Systems/organization establishment expenses	1.4	3.6	0.7	0.3	0.3	0.8	7.1
Inventory write-up charges	0.6	1.5	2.1	-	-	-	4.2
Gain (loss) on sale of assets and other	(0.5)	-	0.8	0.2	-	(2.3)	(1.8)
Acquired in-process research and development	-	2.8	-	-	-	-	2.8
Foreign exchange loss (gain), net	-	0.1	(0.1)	(0.9)	-	13.1	12.2
Other	(0.7)	0.6	(0.1)	(0.1)	0.4	1.4	1.5
Adjusted EBITDA	**$241.4**	**$99.5**	**$60.2**	**$121.5**	**$26.7**	**$(41.8)**	**$507.5**
Disc. Operations - Pool & Spa Chemicals	-	5.1	-	-	-	-	5.1
Total Adjusted EBITDA	**$241.4**	**$104.6**	**$60.2**	**$121.5**	**$26.7**	**$(41.8)**	**$512.6**

10/26/2009

ROCKWOOD HOLDINGS, INC. 28

Constant Currency Effect on Results – Third Quarter ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals (58.0) (18.2) (12.3) (45.7) (14.3) Performance Additives (41.0) (18.4) (7.2) (33.8) (15.1) Titanium Dioxide Pigments 36.9 26.2 (4.6) 41.5 29.5 Advanced Ceramics (17.8) (14.1) (5.1) (12.7) (10.0) Specialty Compounds (13.8) (20.1) (2.7) (11.1) (16.2) Corporate and Other (0.9) (36.0) (0.1) (0.8) (32.0) Net Sales - cont. ops. $(94.6) (10.7) % $(32.0) $(62.6) (7.1) % Disc. Ops. - Pool & Spa Chemicals (19.6) (100.0) - (19.6) (100.0) Total Net Sales $(114.2) (12.7) % $(32.0) $(82.2) (9.1) % Adjusted EBITDA Specialty Chemicals (10.7) (13.6) (2.3) (8.4) (10.7) Performance Additives (0.3) (1.0) (1.3) 1.0 3.5 Titanium Dioxide Pigments 0.7 2.9 (0.6) 1.3 5.4 Advanced Ceramics (6.7) (17.6) (1.7) (5.0) (13.1) Specialty Compounds 0.9 11.4 (0.3) 1.2 15.2 Corporate and Other 4.0 28.4 0.2 3.8 27.0 Adjusted EBITDA - cont. ops. $(12.1) (7.4) % $(6.0) $(6.1) (3.7) % Disc. Ops. - Pool & Spa Chemicals (2.7) (100.0) - (2.7) (100.0) Total Adjusted EBITDA $(14.8) (8.9) % $(6.0) $(8.8) (5.3) % Change: Third Quarter 2009 versus 2008

Constant Currency Effect on Results – Year-to-Date ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals (243.7) (25.2) (66.7) (177.0) (18.3) Performance Additives (159.2) (23.5) (37.2) (122.0) (18.0) Titanium Dioxide Pigments 100.0 26.3 (28.9) 128.9 33.8 Advanced Ceramics (111.3) (27.5) (28.5) (82.8) (20.4) Specialty Compounds (53.3) (25.3) (13.7) (39.6) (18.8) Corporate and Other (3.7) (47.4) (0.5) (3.2) (41.0) Net Sales - cont. ops. $(471.2) (17.8) % $(175.5) $(295.7) (11.2) % Disc. Ops. - Pool & Spa Chemicals (52.0) (100.0) - (52.0) (100.0) Total Net Sales $(523.2) (19.4) % $(175.5) $(347.7) (12.9) % Adjusted EBITDA Specialty Chemicals (65.5) (27.1) (10.5) (55.0) (22.8) Performance Additives (28.3) (28.4) (5.0) (23.3) (23.4) Titanium Dioxide Pigments 5.4 9.0 (4.3) 9.7 16.1 Advanced Ceramics (46.2) (38.0) (7.9) (38.3) (31.5) Specialty Compounds (1.2) (4.5) (1.5) 0.3 1.1 Corporate and Other 13.9 33.3 1.0 12.9 30.9 Adjusted EBITDA - cont. ops. $(121.9) (24.0) % $(28.2) $(93.7) (18.5) % Disc. Ops. - Pool & Spa Chemicals (5.1) (100.0) - (5.1) (100.0) Total Adjusted EBITDA $(127.0) (24.8) % $(28.2) $(98.8) (19.3) % Change: Year-to-Date 2009 versus 2008

Tax Provision Reconciliation – Year-to-Date 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) 2 Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $7.7 $6.9 $6.2 $7.0 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 26.6 7.2 19.4 Restructuring and other severance costs 16.0 3.5 12.5 Systems/organization establishment expenses 5.5 1.0 (0.7) 3.8 Other 5.6 1.3 4.3 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (15.4) 4.5 0.1 (19.8) Mark-to-market swap gain 1 (1.3) 1.0 (0.9) (3.2) Impact of tax rate changes 1.9 (1.9) Tax allocation from other comprehensive income 0.3 (0.3) Gains on asset sales and other (0.3) (0.1) (0.2) As adjusted $44.4 $27.5 $4.7 $21.6 1 MTM gain / loss in the US is not tax effected because of valuation allowances. 2 Tax provision affected by domestic losses that are not tax benefitted. Year-to-Date 2009

Tax Provision Reconciliation 2008 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) 3 Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) 3 As reported $4.5 $10.3 $149.7 $50.6 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.4 1.0 5.7 1.5 Mark-to-market swap loss 2 10.0 (0.5) 6.8 0.3 Systems/organization establishment expenses 3.7 0.7 7.1 1.2 Foreign exchange loss on financing activities 1 26.5 (3.3) 12.2 (5.3) Inventory write-up charges 3.7 1.0 4.2 1.1 Other 2.8 1.0 4.3 1.0 Adjustments to income from continuing operations: Tax allocation from other comprehensive income 7.5 7.9 Gains on asset sales and other (2.7) (0.1) (1.8) 0.1 As adjusted $51.9 $17.6 $188.2 $58.4 1 Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary. 2 MTM gain / loss in the US is not tax effected because of valuation allowances. 3 Tax provision affected by domestic losses that are not tax benefitted plus permanent differences. Third Quarter 2008 Year-to-Date 2008

Reconciliation of Net Income/EPS – Third Quarter Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $10.2 $0.14 $(4.8) $(0.06) Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.2 0.04 2.4 0.03 Mark-to-market swap loss 1.0 0.01 10.5 0.14 Systems/organization establishment expenses 1.6 0.02 3.0 0.04 Loss on early extinguishment of debt, net 0.7 0.01 - - Tax allocation from other comprehensive income 1.3 0.02 - - Foreign exchange losses on financing activities - - 29.8 0.39 Inventory write-up charges - - 2.1 0.02 Other 0.7 0.01 1.8 0.02 Subtotal 8.5 0.11 49.6 0.64 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (3.3) (0.04) - - Impact of tax rate changes (1.1) (0.02) - - Tax allocation from other comprehensive income - - (7.5) (0.10) Gains on asset sales and other (0.3) - (2.6) (0.03) Subtotal (4.7) (0.06) (10.1) (0.13) Total adjustments 3.8 0.05 39.5 0.51 As adjusted $14.0 $0.19 $34.7 $0.45 Weighted average number of diluted shares outstanding 75,520 76,867 1 The effect of stock-based awards is excluded from as reported diluted EPS as it is anti-dilutive. However, on an as adjusted basis, these awards are dilutive; for the third quarter 2008 normalized diluted shares outstanding were 76,867 compared to as reported diluted shares outstanding of 74,039. Third Quarter 2009 Third Quarter 2008 1

Reconciliation of Net Income/EPS – Year-to-Date Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $7.0 $0.09 $99.5 $1.30 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 19.4 0.26 - - Restructuring and other severance costs 12.5 0.17 4.2 0.05 Systems/organization establishment expenses 3.8 0.05 5.9 0.08 Foreign exchange losses on financing activities - - 17.5 0.23 Mark-to-market swap loss - - 6.5 0.08 Inventory write-up charges - - 2.5 0.03 Other 4.3 0.06 3.3 0.04 Subtotal 40.0 0.54 39.9 0.51 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (19.8) (0.27) - - Tax allocation from other comprehensive income (0.3) - (7.9) (0.10) Mark-to-market swap gain (3.2) (0.04) - - Impact of tax rate changes (1.9) (0.03) - - Gains on asset sales and other (0.2) - (1.9) (0.02) Subtotal (25.4) (0.34) (9.8) (0.12) Total adjustments 14.6 0.20 30.1 0.39 As adjusted $21.6 $0.29 $129.6 $1.69 Weighted average number of diluted shares outstanding 74,372 76,795 Year-to-Date 2009 Year-to-Date 2008

Reconciliation of Net Cash to Adjusted EBITDA Third Quarter Year-to-Date ($M) 2009 2009 Net cash provided by operating activities $138.6 $274.5 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (52.6) (59.8) Current portion of income tax provision 7.8 18.4 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 50.6 126.4 Restructuring and other severance costs 4.2 16.0 Systems/organization establishment expenses 2.2 5.3 Bad debt provision (0.3) (0.7) Loss on sale of assets and other (0.4) (0.3) Other 1.0 5.8 Adjusted EBITDA - continuing operations $151.1 $385.6